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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

February 4, 2002

To Our Shareholders:

    We are pleased to submit to you our annual report for Cohen & Steers Special Equity Fund for the quarter and year ended December 31, 2001. On that date, the net asset value of the Fund was $26.63 per share. In addition, a semi-annual dividend of $0.73 per share was declared for shareholders of record on December 27, 2001 and was paid on December 28, 2001. The Fund did not make a capital gains distribution in 2001.

INVESTMENT STRATEGY

    As we begin the new year, we would like to share with you some important changes we are making with respect to our investment strategy.

    The real estate securities universe is maturing. In the mid- to late 1990's, real estate markets staged a dramatic cyclical recovery and experienced a secular shift in the way real estate assets are owned and financed. The result was a high degree of company-level dynamism (i.e., new companies were formed or went public and growth rates soared). This dynamism has now subsided and given way to a universe of mature companies operating in a less-volatile property market. Nowhere is this maturation more evident than in the recent addition of two REITs to the Standard & Poor's 500 Index.

    As a result of the changes we are witnessing, we believe that several changes to the Fund's portfolio management are warranted. In the past, more volatile property market conditions led us to attempt to find the management teams best able to create growth from the dynamic opportunity set. In a more mature environment, we believe the best approach in managing this Fund is to endeavor to discern shifts in investor sentiment among the various property types and geographic regions and then capitalize on the resulting valuation anomalies.

    In an effort to capitalize on these changes in the investment environment, we have developed a proprietary valuation and portfolio construction model that incorporates the view that the most important valuation benchmarks in managing the Fund are cash flow growth and underlying asset value. The importance of the latter, in particular, has grown in recent years as the market values of commercial buildings have become less volatile. This is due both to tax and regulatory changes and to better disclosure and transparency of real estate market data. We believe that our valuation model will better capitalize on our research department's value-added skills: determining the future trends in cash flow and net asset value for property sectors and companies. Based on our extensive analysis of the valuation model relative to the performance results of real estate securities, we are excited about the prospects for the Fund.

    We will also de-emphasize real estate service businesses and focus on a somewhat narrower universe of companies that primarily are owners of income-producing real estate, particularly of the core property types. This should preserve the benefits of low correlation to the broader market indexes that a REIT portfolio should have.

    Cohen & Steers Special Equity Fund will remain a concentrated portfolio of approximately 20 holdings and continue to seek capital appreciation as its primary objective. The Fund's $28.6 million capital loss carryforward is

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
an additional asset for ongoing shareholders, and will enable us to pursue this investment objective aggressively, while remaining very tax efficient. In addition, the Fund's investment adviser has agreed to waive its fee and/or reimburse the Fund for expenses incurred so as to limit the Fund's expense ratio to 1.5% of the Fund's net assets through December 31, 2002.

2001 INVESTMENT REVIEW

    In the fourth quarter of 2001, the Fund had a total return of 3.6%, compared to the NAREIT Equity REIT Index, which had a total return of 5.0%, and the S&P 500 Index, which had a total return of 10.7%. For the full year, the Fund had a total return of 4.4%, compared to the NAREIT Equity REIT Index's 13.9% and the S&P 500's -11.9%.

    In 2001, REITs demonstrated their defensive, low-volatility characteristics in an adverse economic environment. Real estate securities began the year undervalued, unlike the broader equity markets. However, as the year progressed, earnings expectations for the broader markets fell sharply, from very positive to very negative, while expectations for REITs were reduced only slightly. Ultimately, REITs ended up generating mid-single-digit growth, while the earnings of the S&P 500 were down 18%. Put simply, REITs benefited both from more modest expectations and from their lower sensitivity to economic conditions (due, in part, to the contractual nature of long-term leases).

    Although REITs, as a whole, performed very well in 2001, the dramatic change in the overall economy, combined with the sharp decline in short-term interest rates, precipitated the widest divergence in REIT returns that we have ever seen. As in the broader market, performance in the REIT sector was negatively correlated to economic sensitivity. Health Care REITs, perhaps the most noncyclical property type, returned 52.2%, while Hotel REITs, certainly the most cyclical property type, returned -6.7%; the remaining property types fell somewhere in between, yet all in positive territory.

    The Fund's performance relative to the REIT indexes in 2001 was disappointing. Although we expected the economy to decelerate in 2001, we were not positioned defensively enough within the REIT sector. In addition, our emphasis on what we view as higher-quality companies, offering strong portfolios and high growth rates at reasonable valuations, led us to miss some of the highest-returning REIT stocks of the year. Specifically, some of the best-performing stocks were those that most REIT investment professionals see as the lowest-quality companies: REITs that typically own low-quality real estate in fringe property types or markets, are run by sub-par managements, are saddled with dicey balance sheets, and operate flawed strategies. Many investors, motivated by the scarcity of yield in a year of aggressive Federal Reserve Bank easing, reached for yield irrespective of quality, in our view.

    The unprecedented volatility in the Hotel sector in the wake of the September 11 attacks also contributed to the Fund's underperformance. Our overweight position in the Hotel sector became a drag on performance, as airline travel and, hence, hotel demand were hurt dramatically by the events of September 11. In fact, these companies' operating cash flows were such that nearly all of them faced potentially disastrous balance sheet issues,

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                                       2





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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
and we liquidated all the Hotel positions. Over time, the risk profiles of the sector returned to more acceptable levels and we re-established some of our positions. Unfortunately, by that time, many of the stocks had rebounded strongly. In short, we paid a price for avoiding what, in our view, could have been a potentially catastrophic loss in these stocks.

2002 INVESTMENT OUTLOOK

    Our macroeconomic view for 2002 is generally in accord with Wall
Street's -- namely, that the economy will recover gradually and generate slightly positive growth. This has interesting implications for the REIT sector. Although property fundamentals weakened virtually across the board in 2001, we believe they are bottoming and, generally, will end the year more favorable than they are today, thanks to a muted rebound in demand and to dramatically reduced new construction (particularly in the Office and Hotel sectors).

    We believe that the big-picture trends in the REIT industry are generally positive. The strong relative performance of REITs over the past two years appears to have finally allayed some of the concerns about the REIT sector that arose during the 1998 - 99 REIT bear market. As REIT market followers predicted, REITs managed through the steep economic slowdown with aplomb. Most impressively, earnings did not suffer nearly as much as they did in corporate America, affirming REITs' defensive characteristics.

    The liquidity of REIT shares is also on the rise, which should improve the execution of the Fund's nimble strategy. This enhanced liquidity is partly due to the addition of two REITs to the S&P 500 Index in October 2001 (more additions are expected), which was done in recognition both of the actively managed nature of publicly traded real estate companies and of the importance of real estate to the overall economy. The other driver of enhanced liquidity is the indications we see of renewed growth of the REIT market. The two-year mini-trend toward the re-privatization of real estate appears to be reversing itself. Thus, in 2002, we expect the public real estate players to encounter enhanced acquisition opportunities, which should restart the long-term growth of the share of U.S. real estate held by REITs.

    Overall, we believe REIT valuations are attractive. Thanks to the earnings growth REITs generated last year, cash flow multiples are hovering at essentially the same historically low levels as they were at the beginning of last year, even though the REIT sector performed strongly in 2001. On average, REITs are trading at a slight discount to the value of underlying assets. However, as a result of the widely disparate total returns registered last year, there are great valuation differences among both the various property types and the companies within those sectors. We see this as an opportunity for the Fund. Generally, we believe cyclical property sectors, such as Office and Hotel, will, in a reversal of last year's trend, outperform defensive sectors, such as Shopping Centers, Self Storage, and Health Care. The Office sector, in particular, shows up as the most undervalued sector in our valuation model. That sector thus represents the Fund's largest overweighting going into 2002.

    Potential risks for the REIT sector do exist. We are concerned that, as economic growth resumes, earnings in the broader market could grow more quickly than those of REITs, owing to the tendency of REIT fundamentals to be more insulated against economic swings and to lag the broader market. However, it seems that a good deal of

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                                       3





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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
this has already been factored into the broader market during the recent 20% run-up in the S&P 500 Index and the 30% run-up in the NASDAQ, leaving those indexes subject to valuation concerns.

    Overall, we are optimistic about our projection that REITs will post another solid year of relative and absolute performance. We are particularly excited about the Fund's prospects for success with our revised, valuation-focused investment strategy, which is designed to deliver more consistent performance.

Sincerely,

             Martin Cohen         Robert H. Steers
             MARTIN COHEN         ROBERT H. STEERS
             President            Chairman

             Joseph M. Harvey     James S. Corl
             JOSEPH M. HARVEY     JAMES S. CORL
             Portfolio Manager    Portfolio Manager

         Cohen & Steers is online at WWW.COHENANDSTEERS.COM
    We have recently enhanced both the look and features of our website to give you more information about our company, our funds, and the REIT market in general. Check out our new interactive Asset Allocation Tool, which allows you to add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or NASDAQ Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles, and our overall insights on the REIT market.

            So visit us today at WWW.COHENANDSTEERS.COM

* The NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominately in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole.

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                                       4





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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

PERFORMANCE REVIEW

    The investment objective of Cohen & Steers Special Equity Fund, Inc. is maximum capital appreciation over the long term through investment in real estate companies. The Fund pursues its investment objective by seeking investments in a limited number of companies which are engaged in the real estate industry or related industries, or in companies which own significant real estate assets and are believed by the investment advisor to have unrecognized intrinsic value. Investments are selected for long-term capital appreciation; current income is incidental to the Fund's investment objective.

    Although REITs, as a whole, performed very well in 2001, the dramatic changes in the U.S. economy, coupled with the sharp decline in interest rates -- which favored the higher-yielding, small-capitalization
REITs -- precipitated the widest divergence in REIT returns that we have ever seen. As a result, while the Fund outperformed the S&P 500 by a wide margin, its emphasis on what we view as higher-quality companies caused the Fund to underperform its benchmark. Additionally, while we expected the economy to decelerate in 2001, we did not position the Fund defensively enough within the REIT sector. As an example, our investments in the Hotel sector, which suffered in the wake of September 11, had a negative impact on the Fund's performance.


-----------------------------------------------------------
                       Average Annual Total Returns
                      For Periods Ended Dec. 31, 2001
-----------------------------------------------------------
                     1 Year    Since Inception (5/8/97)
-----------------------------------------------------------
Fund                  4.39%            5.85%
-----------------------------------------------------------
NAREIT Equity'D'     13.93%            7.33%
-----------------------------------------------------------
S&P 500'D'          -11.88%            8.99%
-----------------------------------------------------------

                    Growth of a $10,000 Investment
                            Since Inception

                             Cohen & Steers              NAREIT Equity REIT
                          Special Equity Fund                    Index'D'                         S&P 500'D'
 5/8/97*                         $10,000                         $10,000                          $10,000
 6/30/97                          10,917                          10,794                           10,824
 9/30/97                          13,627                          12,070                           11,635
12/31/97                          14,169                          12,281                           11,969
 3/31/98                          13,742                          12,224                           13,638
 6/30/98                          12,827                          11,663                           14,088
 9/30/98                           9,660                          10,436                           12,687
12/31/98                           9,375                          10,131                           15,389
 3/31/99                           8,881                           9,643                           16,155
 6/30/99                          10,386                          10,615                           17,294
 9/30/99                           9,337                           9,762                           16,213
12/31/99                          12,072                           9,663                           18,626
 3/31/00                          11,324                           9,893                           19,054
 6/30/00                          10,467                          10,935                           18,549
 9/30/00                          11,960                          11,772                           18,369
12/31/00                          12,480                          12,210                           16,933
 3/31/01                          12,955                          12,257                           14,925
 6/30/01                          13,587                          13,607                           15,798
 9/30/01                          12,577                          13,250                           13,479
12/31/01                          13,028                          13,911                           14,921

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
*    Commencement of operations.
'D' The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. The NAREIT Equity REIT Index is an unmanaged, market-capitalization -weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole. Prior to January 4, 1999, the NAREIT Equity REIT Index was published monthly.
     Total returns and cumulative values of a $10,000 investment are based on April 30, 1997, the date nearest the Fund's inception date for which comparable performance data exist. The S&P 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.

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                                       5

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001

                                                                   NUMBER         VALUE
                                                                  OF SHARES     (NOTE 1)
                                                                 -----------   -----------
EQUITIES                                               93.86%
    DIVERSIFIED                                        10.22%
         *Alexander's.........................................        36,300   $ 2,065,470
                                                                               -----------
    HEALTH CARE                                         4.50%
         Ventas...............................................        79,100       909,650
                                                                               -----------
    HOTEL                                               6.34%
         FelCor Lodging Trust.................................        25,800       431,118
         Host Marriott Corp...................................        62,100       558,900
         Innkeepers USA Trust.................................        29,700       291,060
                                                                               -----------
                                                                                 1,281,078
                                                                               -----------
    INDUSTRIAL                                          3.79%
        *Catellus Development Corp............................           800        14,720
         ProLogis Trust.......................................        34,900       750,699
                                                                               -----------
                                                                                   765,419
                                                                               -----------
    OFFICE                                             48.01%
         Arden Realty.........................................        45,000     1,192,500
         Boston Properties....................................        23,300       885,400
         Brandywine Realty Trust..............................        18,200       383,474
       **Brookfield Properties Corp...........................        54,200       943,556
         CarrAmerica Realty Corp..............................        37,200     1,119,720
         Cousins Properties...................................        12,700       309,372
         Crescent Real Estate Equities Co.....................        52,300       947,153
         Equity Office Properties Trust.......................        38,800     1,167,104
         Mack-Cali Realty Corp................................         2,300        71,346
         Prentiss Properties Trust............................        25,000       686,250
         SL Green Realty Corp.................................        27,100       832,241
         Vornado Realty Trust.................................        28,000     1,164,800
                                                                               -----------
                                                                                 9,702,916
                                                                               -----------
    OFFICE/INDUSTRIAL                                   6.55%
         Kilroy Realty Corp...................................        36,800       966,736
         Reckson Associates Realty Corp.......................        15,300       357,408
                                                                               -----------
                                                                                 1,324,144
                                                                               -----------
    SHOPPING CENTER                                    14.45%
      COMMUNITY CENTER                                  2.81%
         Federal Realty Investment Trust......................        24,700       568,100
                                                                               -----------

                See accompanying notes to financial statements.
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                                       6

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2001

                                                                   NUMBER         VALUE
                                                                  OF SHARES     (NOTE 1)
                                                                 -----------   -----------
      REGIONAL MALL                                    11.64%
         CBL & Associates Properties..........................        20,200   $   636,300
         General Growth Properties............................        23,000       892,400
         Rouse Co.............................................        21,700       635,593
         Taubman Centers......................................        12,600       187,110
                                                                               -----------
                                                                                 2,351,403
                                                                               -----------
         TOTAL SHOPPING CENTER................................                   2,919,503
                                                                               -----------
             TOTAL EQUITIES (Identified cost --$16,987,043)...                  18,968,180
                                                                               -----------

                                                                  PRINCIPAL
                                                                    AMOUNT
                                                                  ----------
  COMMERCIAL PAPER                                        5.79%
         Tyco Capital Corp., 1.62%, due 01/02/02
           (Identified cost -- $1,169,947).....................   $1,170,000     1,169,947
                                                                               -----------
TOTAL INVESTMENTS (Identified cost -- $18,156,990) ...   99.65%                 20,138,127
OTHER ASSETS IN EXCESS OF LIABILITIES ..................  0.35%                     71,363
                                                         ------                -----------
NET ASSETS (Equivalent to $26.63 per share based on 758,957
  shares of capital stock outstanding) ...............  100.00%                $20,209,490
                                                        -------                -----------
                                                        -------                -----------


-------------------
 * Non-income producing security.
** Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges.
   The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on December 31, 2001 was $1,502,424 based on an exchange rate of 1 Canadian dollar to 0.62802 U.S. dollars.

                See accompanying notes to financial statements.
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                                       7

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

ASSETS:
    Investments in securities, at value (Identified
       cost -- $18,156,990) (Note 1)........................  $ 20,138,127
    Cash....................................................           700
    Receivable for fund shares sold.........................       999,732
    Receivable for investment securities sold...............       321,597
    Dividends receivable....................................       149,935
    Unamortized organization costs and other assets (Note
       1)...................................................         9,545
                                                              ------------
         Total Assets.......................................    21,619,636
                                                              ------------

LIABILITIES:
    Payable for investment securities purchased.............     1,139,185
    Payable for fund shares redeemed........................       192,599
    Payable to investment adviser...........................        15,768
    Other liabilities.......................................        62,594
                                                              ------------
         Total Liabilities..................................     1,410,146
                                                              ------------
NET ASSETS applicable to 758,957 shares of $0.001 par value
    common stock
    outstanding (Note 5)....................................  $ 20,209,490
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE:
    ($20,209,490[div]758,957 shares outstanding)............  $      26.63
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 5).........................  $ 47,004,792
    Accumulated net realized loss on investments............   (28,776,439)
    Net unrealized appreciation on investments..............     1,981,137
                                                              ------------
                                                              $ 20,209,490
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
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                                       8





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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

Investment Income (Note 1):
    Dividend income (net of $5,523 of foreign withholding
       tax).................................................  $1,482,120
    Interest income.........................................      55,189
                                                              ----------
         Total Income.......................................   1,537,309
                                                              ----------

Expenses:
    Investment advisory fees (Note 2).......................     277,288
    Professional fees.......................................      71,300
    Administration and transfer agent fees (Note 2).........      50,734
    Reports to shareholders.................................      36,699
    Directors' fees and expenses (Note 2)...................      33,468
    Custodian fees and expenses.............................      27,388
    Amortization of organization expenses (Note 1)..........      22,466
    Registration and filing fees............................      22,305
    Line of credit fees (Note 6)............................       3,952
    Miscellaneous...........................................      16,772
                                                              ----------
         Total Expenses.....................................     562,372
                                                              ----------
Net Investment Income.......................................     974,937
                                                              ----------
Net Realized and Unrealized Gain/(Loss) on Investments:
    Net realized loss on investments........................    (213,810)
    Net change in unrealized appreciation on investments....     524,951
                                                              ----------
         Net realized and unrealized gain/(loss) on
            investments.....................................     311,141
                                                              ----------
Net Increase in Net Assets Resulting from Operations........  $1,286,078
                                                              ----------
                                                              ----------

                See accompanying notes to financial statements.
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                                       9





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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE             FOR THE
                                                     YEAR ENDED          YEAR ENDED
                                                  DECEMBER 31, 2001   DECEMBER 31, 2000
                                                  -----------------   -----------------
Change in Net Assets:
    From Operations:
         Net investment income..................    $    974,937         $ 1,291,342
         Net realized loss on investments.......        (213,810)           (791,375)
         Net change in unrealized appreciation
            on investments......................         524,951             (24,517)
                                                    ------------         -----------
              Net increase in net assets
                resulting from operations.......       1,286,078             475,450
                                                    ------------         -----------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income..................        (453,593)         (1,291,242)
         Tax return of capital..................        (541,959)                 --
                                                    ------------         -----------
              Total dividends and distributions
                to shareholders.................        (995,552)         (1,291,242)
                                                    ------------         -----------
    Capital Stock Transactions (Note 5):
         Decrease in net assets from Fund share
            transactions........................     (13,544,186)         (8,749,939)
                                                    ------------         -----------
              Total decrease in net assets......     (13,253,660)         (9,565,731)

Net Assets:
    Beginning of year...........................      33,463,150          43,028,881
                                                    ------------         -----------
    End of year (including distributions in
       excess of net investment income of $0 and
       $208,799 at December 31, 2001 and
       December 31, 2000, respectively).........    $ 20,209,490         $33,463,150
                                                    ------------         -----------
                                                    ------------         -----------

                See accompanying notes to financial statements.
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                                       10

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                                             FOR THE PERIOD
                                                       FOR THE YEAR ENDED DECEMBER 31,       MAY 8, 1997'D'
                                                    -------------------------------------        THROUGH
PER SHARE OPERATING PERFORMANCE:                     2001     2000     1999       1998      DECEMBER 31, 1997
--------------------------------                    ------   ------   ------   ----------   -----------------
Net asset value, beginning of period..............  $26.60   $26.76   $20.88   $    32.25        $25.00
                                                    ------   ------   ------   ----------        ------
Income from investment operations:
    Net investment income.........................    1.01     1.02     0.12         0.53          0.31
    Net realized and unrealized gain/(loss) on
      investments.................................    0.17    (0.16)    5.87       (11.39)         9.92
                                                    ------   ------   ------   ----------        ------
        Total from investment operations..........    1.18     0.86     5.99       (10.86)        10.23
                                                    ------   ------   ------   ----------        ------
Less dividends and distributions to shareholders
  from:
    Net investment income.........................   (0.52)   (1.02)   (0.07)       (0.34)        (0.27)
    Net realized gain on investments..............      --       --       --           --         (2.59)
    Tax return of capital.........................   (0.63)      --    (0.04)       (0.17)        (0.12)
                                                    ------   ------   ------   ----------        ------
        Total dividends and distributions to
          shareholders............................   (1.15)   (1.02)   (0.11)       (0.51)        (2.98)
                                                    ------   ------   ------   ----------        ------
Net increase/(decrease) in net assets.............    0.03    (0.16)    5.88       (11.37)         7.25
                                                    ------   ------   ------   ----------        ------
Net asset value, end of period....................  $26.63   $26.60   $26.76   $    20.88        $32.25
                                                    ------   ------   ------   ----------        ------
                                                    ------   ------   ------   ----------        ------
Total investment return...........................    4.39%    3.38%   28.76%     - 33.83%        41.68%(1)
                                                    ------   ------   ------   ----------        ------
                                                    ------   ------   ------   ----------        ------

RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period (in millions).              20.2     33.5     43.0         55.2          135.9
                                                    ------   ------   ------   ----------        ------
                                                    ------   ------   ------   ----------        ------
    Ratio of expenses to average daily net assets
      (before expense reduction)..................    1.83%    2.40%    2.21%        1.31%         1.35%(2)
                                                    ------   ------   ------   ----------        ------
                                                    ------   ------   ------   ----------        ------
    Ratio of expenses to average daily net assets
      (net of expense reduction)..................    1.83%    2.37%    1.96%        1.28%         1.35%(2)
                                                    ------   ------   ------   ----------        ------
                                                    ------   ------   ------   ----------        ------
    Ratio of net investment income to average
      daily net assets (before expense
      reduction)..................................    3.17%    3.67%    0.26%        1.68%         1.73%(2)
                                                    ------   ------   ------   ----------        ------
                                                    ------   ------   ------   ----------        ------
    Ratio of net investment income to average
      daily net assets (net of expense
      reduction)..................................    3.17%    3.70%    0.51%        1.71%         1.73%(2)
                                                    ------   ------   ------   ----------        ------
                                                    ------   ------   ------   ----------        ------
    Portfolio turnover rate.......................  107.68%   58.99%  115.43%      112.32%        96.68%(1)
                                                    ------   ------   ------   ----------        ------
                                                    ------   ------   ------   ----------        ------

-------------------
 'D' Commencement of operations.
(1) Not annualized.
(2) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Special Equity Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on February 14, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Unrealized gains and losses on securities which result from changes in foreign exchange rates, as well as changes in market prices of securities, are included in unrealized appreciation/(depreciation) on investments.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

--------------------------------------------------------------------------------
                                       12

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid semi-annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

    Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations. For the year ended December 31, 2001, the Fund amortized $22,466 in organization expenses.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of 0.90% of the average daily net assets of the Fund. For the year ended December 31, 2001, the Fund incurred $277,288 in advisory fees.

    Administration Fees: The Fund has entered into an administration agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a monthly fee in an amount equal to 1/12th of 0.02% of the Fund's average daily net assets. For the year ended
December 31, 2001, the Fund paid the Adviser $6,036 in fees under this administration agreement.

    Directors' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the Adviser. None of the directors and officers so affiliated received compensation from the Fund for their services as directors of the Fund. For the year ended December 31, 2001, fees and related expenses accrued for non-affiliated directors totaled $33,468.

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                                       13

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2001 totaled $31,241,853 and $44,330,743, respectively.

NOTE 4. INCOME TAXES

    The Fund had a return of capital of $541,959 ($0.63 per share) for the year ended December 31, 2001, which has been deducted from paid-in capital. The remaining distributions during the year were all treated as ordinary income for federal income tax purposes. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically reclassified as ordinary income for tax purposes.

    At December 31, 2001, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost.....................................  $18,338,436
                                                     -----------
Gross unrealized appreciation......................  $ 2,303,913
Gross unrealized depreciation......................  $  (504,222)
                                                     -----------
Net unrealized appreciation........................  $ 1,799,691
                                                     -----------
                                                     -----------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During the year ended December 31, 2001, the Fund decreased undistributed net investment income and decreased accumulated net realized loss on investments sold by $312,545.

    At December 31, 2001, the Fund had tax basis capital losses, which may be carried over to offset future capital gains, as follows:

Capital loss carryovers expiring in:
    2006...................................  $20,978,620
    2007...................................    6,065,253
    2008...................................    1,314,704
    2009...................................      236,415
                                             -----------
                                             $28,594,992
                                             -----------
                                             -----------

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                                       14

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 5. CAPITAL STOCK

    The Fund is authorized to issue 50 million shares of capital stock, par value $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                      FOR THE                   FOR THE
                                    YEAR ENDED                YEAR ENDED
                                 DECEMBER 31, 2001         DECEMBER 31, 2000
                              -----------------------   -----------------------
                               SHARES       AMOUNT       SHARES       AMOUNT
                              --------   ------------   --------   ------------
Sold........................   106,718   $  2,880,893    122,394   $  3,086,542
Issued as reinvestment of
  dividends.................    28,952        786,963     24,255        616,101
Redeemed....................  (634,657)   (17,212,042)  (496,509)   (12,452,582)
                              --------   ------------   --------   ------------
Net decrease................  (498,987)  $(13,544,186)  (349,860)  $ (8,749,939)
                              --------   ------------   --------   ------------
                              --------   ------------   --------   ------------

NOTE 6. BORROWINGS

    The Fund, in conjunction with Cohen & Steers Realty Shares, Inc., Cohen & Steers Institutional Realty Shares, Inc. and Cohen & Steers Equity Income Fund, Inc., has entered into a $200,000,000 Credit Agreement (the 'Credit Agreement') with Fleet National Bank, as Administrative Agent, State Street Bank and Trust Company, as Operations Agent, and the Lenders identified in the Credit Agreement.

    During the year ended December 31, 2001, the Fund did not have any loans outstanding. For the year ended December 31, 2001, the Fund paid commitment fees of $3,952.

NOTE 7. SUBSEQUENT EVENT

    Commencing January 1, 2002, the Fund's investment adviser, Cohen & Steers Capital Management, Inc., has agreed to waive its investment advisory fee and/or reimburse the Fund for expenses incurred so as to limit the Fund's total expense ratio to 1.50% of the Fund's net assets through December 31, 2002.

                                     # # #

    ADDITIONAL INFORMATION (UNAUDITED)

        Effective January 2002, James S. Corl was named as a co-portfolio manager of the Fund. Mr. Corl, who is a senior vice president and investment analyst, joined Cohen & Steers Capital Management, Inc., the Adviser, in February 1997. Before joining Cohen & Steers, Mr. Corl was a vice president and co-portfolio manager at another real estate securities manager. He is an associate member of the National Association of Real Estate Investment Trusts and of the Urban Land Institute. Mr. Corl will manage the Fund with Martin Cohen, Robert Steers, and Joseph Harvey, who continue as co-portfolio managers.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Cohen & Steers Special Equity Fund, Inc.:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Special Equity Fund, Inc. (the 'Fund') at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from May 8, 1997 (commencement of operations) to December 31, 1997, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York                              PRICEWATERHOUSECOOPERS LLP
February 4, 2002

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                                       16

--------------------------------------------------------------------------------
                     COHEN STEERS SPECIAL EQUITY FUND, INC.

                        INFORMATION ABOUT FUND DIRECTORS

                                                                                                       NUMBER OF
                                                                                                       PORTFOLIOS
                                                                                                        OVERSEEN
                                                                                                       WITHIN THE
                             POSITION(S) HELD      TERM OF      LENGTH OF    PRINCIPAL OCCUPATION(S)      FUND
  NAME, ADDRESS AND AGE         WITH FUND          OFFICE      TIME SERVED   DURING PAST FIVE YEARS     COMPLEX
-------------------------   ------------------   -----------   -----------   -----------------------   ----------
Robert H. Steers ........   Director, Chairman   Until next       Since      Chairman of Cohen &           6
757 Third Avenue              and Secretary      election of    Inception    Steers Capital
New York, New York                                Directors                  Management, Inc., the
Age: 48                                                                      Fund's Investment
                                                                             Manager.

Martin Cohen ............       Director,        Until next       Since      President of Cohen &          6
757 Third Avenue              President and      election of    Inception    Steers Capital
New York, New York              Treasurer         Directors                  Management, Inc., the
Age: 52                                                                      Fund's Investment
                                                                             Manager.

Gregory C. Clark ........        Director        Until next       Since      Private Investor. Prior       6
376 Mountain Laurel Drive                        election of    Inception    thereto, President of
Aspen, Colorado                                   Directors                  Wellspring Management
Age: 54                                                                      Group (investment
                                                                             advisory firm).

Bonnie Cohen ............        Director        Until next      2001 to     Consultant. Prior             6
1824 Phelps Place, N.W.                          election of     Present     thereto, Undersecretary
Washington, D.C.                                  Directors                  of State, United States
Age: 59                                                                      Department of State.

George Grossman .........        Director        Until next       Since      Attorney-at-law.              6
17 Elm Place                                     election of    Inception
Rye, New York                                     Directors
Age: 47

Richard J. Norman .......        Director        Until next      2001 to     Private Investor. Prior       6
7520 Hackamore Drive                             election of     Present     thereto, Investment
Potomac, Maryland                                 Directors                  Representative of
Age: 58                                                                      Morgan Stanley Dean
                                                                             Witter.

Willard H. Smith, Jr.....        Director        Until next       Since      Board member of Essex         6
5208 Renaissance Avenue                          election of    Inception    Property Trust, Inc.,
San Diego, California                             Directors                  Highwoods Properties,
Age: 64                                                                      Inc. and Realty Income
                                                                             Corporation. Managing
                                                                             director at Merrill
                                                                             Lynch & Co., Equity
                                                                             Capital Markets
                                                                             Division from 1983 to
                                                                             1995.

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                                       17

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

                COHEN & STEERS                                       COHEN & STEERS
              EQUITY INCOME FUND                                     REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

                 COHEN & STEERS                                      COHEN & STEERS
               SPECIAL EQUITY FUND                             INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                    1-800-330-REIT, OR VISIT OUR WEBSITE AT WWW.COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

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                                       18

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

OFFICERS AND DIRECTORS                KEY INFORMATION

Robert H. Steers                      INVESTMENT ADVISER
Director and Chairman                 Cohen & Steers Capital Management, Inc.
                                      757 Third Avenue
Martin Cohen                          New York, NY 10017
Director and President                (212) 832-3232

Gregory C. Clark                      FUND SUB-ADMINISTRATOR AND CUSTODIAN
Director                              State Street Corp.
                                      225 Franklin Street
Bonnie Cohen                          Boston, MA 02110
Director
                                      TRANSFER AGENT
George Grossman                       Boston Financial Data Services, Inc.
Director                              Two Heritage Drive
                                      North Quincy, MA 02171
Richard J. Norman                     (800) 437-9912
Director
                                      LEGAL COUNSEL
Willard H. Smith, Jr.                 Simpson Thacher & Bartlett
Director                              425 Lexington Avenue
                                      New York, NY 10017
Adam Derechin
Vice President and Assistant          DISTRIBUTOR
Treasurer                             Cohen & Steers Securities, Inc.
                                      757 Third Avenue
Lawrence B. Stoller                   New York, NY 10017
Assistant Secretary
                                      NASDAQ Symbol: CSSPX

                                      Website: www.cohenandsteers.com

                                      Net asset value (NAV) can be found in
                                      the daily mutual fund listings in the
                                      financial section of most major
                                      newspapers under Cohen & Steers.

                                      This report is authorized for delivery
                                      only to shareholders of Cohen & Steers
                                      Special Equity Fund, Inc. unless
                                      accompanied or preceded by the
                                      delivery of a currently effective
                                      prospectus setting forth details of
                                      the Fund. Past performance, of course,
                                      is no guarantee of future results and
                                      your investment may be worth more or
                                      less at the time you sell.


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                                       19

COHEN & STEERS
SPECIAL EQUITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017


                             COHEN & STEERS
                           SPECIAL EQUITY FUND

                           -------------------
                              ANNUAL REPORT
                            DECEMBER 31, 2001


                         STATEMENT OF DIFFERENCES
                         ------------------------
The dagger symbol shall be expressed as.................................. 'D'
The division sign shall be expressed as.................................. [div]